Exhibit 99.1

      1. Joint Filing. Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

      2. Power of Attorney. Know all persons by these presents that each person whose signature appears below constitutes and appoints Don D. Box, Gary D. Box and Douglas D. Box, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13D filed on behalf of each of them with respect to their beneficial ownership of Box Energy Corporation, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                    BOX BROTHERS HOLDING COMPANY



                                    By: /s/ Don D. Box
                                       Don D. Box, Vice President



                                    /s/ Don D. Box
                                    Don D. Box, Individually and as Trustee
                                    of each of:

                                          DON D. BOX 1996 TRUST
                                          GARY D. BOX 1996 TRUST
                                          DOUGLAS D. BOX 1996 TRUST



                                    /s/ Gary D. Box
                                    Gary D. Box, Individually and as Trustee
                                    of each of:

                                          DON D. BOX 1996 TRUST
                                          GARY D. BOX 1996 TRUST
                                          DOUGLAS D. BOX 1996 TRUST



                                    /s/ Douglas D. Box
                                    Douglas D. Box, Individually and as
                                    Trustee of each of:

                                          DON D. BOX 1996 TRUST
                                          GARY D. BOX 1996 TRUST
                                          DOUGLAS D. BOX 1996 TRUST